UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 28, 2015

ENLINK MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On May 27, 2015, EnLink Midstream Partners, LP (the “Partnership”) acquired a 25% limited partner interest (the "Transferred Interests") in EnLink Midstream Holdings, LP (“Midstream Holdings”) from Acacia Natural Gas Corp I, Inc. (“Acacia”), a wholly-owned subsidiary of EnLink Midstream, LLC (“ENLC”), in a drop down transaction (the "EMH Drop Down") in exchange for 36.6 million Class E Common Units in the Partnership. After giving effect to the EMH Drop Down, the Partnership owns 100% of Midstream Holdings.
On April 1, 2015, the Partnership acquired from Devon Gas Services, L.P. (“DGS”), a subsidiary of Devon Energy Corporation (i) all of the equity interests in Victoria Express Pipeline, L.L.C., a Texas limited liability company (“VEX”), which operates a 56-mile petroleum condensate pipeline and (ii) certain crude petroleum and petroleum condensate truck unloading, transportation, terminalling and barge loading assets (collectively, the “VEX Interests”). The aggregate consideration paid by the Partnership to DGS for the VEX Interests consisted of $171.0 million in cash, 338,159 common units representing limited partner interests in the Partnership with an aggregate value of approximately $9.0 million and the Partnership’s assumption of up to $40.0 million in certain construction costs related to the VEX Interests, subject to certain adjustments.
Due to ENLC's control of the Partnership through its ownership and control of EnLink Midstream GP, LLC (“General Partner”), the general partner of the Partnership, and Devon's control of the Partnership through its ownership of the managing member of ENLC, the acquisition of the Transferred Interests and VEX Interests is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of the Transferred Interests and VEX Interests as of the date common control commenced. Exhibits 99.1 and 99.2 included in this Current Report on Form 8-K give retroactive effect to the acquisition of the Transferred Interests and VEX Interests as if the Partnership owned the Transferred Interests and VEX Interest effective as of March 7, 2014.
The Partnership’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015 (the “2015 Form 10-Q”), as filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2015, is hereby recast by this Current Report on Form 8-K as follows:

•	the Financial Statements of the Partnership included herein in Exhibit 99.1 supersedes Part I, Item 1 of the 2015 Form 10-Q; and

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Partnership included herein in Exhibit 99.2 supersedes Part I, Item 2 of the 2015 Form 10-Q.

The Current Report on Form 8-K does not revise or update any sections of the 2015 Form 10-Q other than as noted above. This Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-Q, and any references herein to Items 1 and 2 under Part I of the 2015 Form 10-Q refer to Exhibits 99.1 and 99.2 hereto, respectively. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report on Form 8-K as well as future quarterly and annual reports on Forms 10-Q and Forms 10-K, respectively.
Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Recast 2015 Form 10-Q - Item 1. Financial Statements
99.2	—	Recast 2015 Form 10-Q - Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	—	XBRL Instance Document.
101.SCH	—	XBRL Schema Document.
101.CAL	—	XBRL Calculation Linkbase Document.
101.LAB	—	XBRL Label Document.
101.PRE	—	XBRL Presentation Linkbase Document.
101.DEF	—	XBRL Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC, its General Partner

Date: May 28, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Recast 2015 Form 10-Q - Item 1. Financial Statements.
99.2	—	Recast 2015 Form 10-Q - Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.
101.INS	—	XBRL Instance Document.
101.SCH	—	XBRL Schema Document.
101.CAL	—	XBRL Calculation Linkbase Document.
101.LAB	—	XBRL Label Document.
101.PRE	—	XBRL Presentation Linkbase Document.
101.DEF	—	XBRL Definition Linkbase Document.